UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 21, 2016

TRIUMPH GROUP, INC.
(Exact name of registrant as specified in its charter)

Delaware	1-12235	51-0347963
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

899 Cassatt Road, Suite 210		19312
Berwyn, Pennsylvania		(Zip Code)
(Address of principal executive offices)

(610) 251-1000
(Registrant's telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07    Submission of Matters to a Vote of Security Holders.
The Annual Meeting of Stockholders of Triumph Group, Inc. (the “Company”) was held on July 21, 2016. The total number of shares represented at the Annual Meeting in person or by proxy was 46,319,147 of the 49,521,405 shares of common stock outstanding and entitled to vote at the Annual Meeting.
The matters that were voted upon at the Annual Meeting, and the number of votes cast for or against/withheld, as well as the number of abstentions and broker non-votes, as to such matter, where applicable, are set forth in the table below. With respect to the election of Paul Bourgon, Daniel J. Crowley, John G. Drosdick, Ralph E. Eberhart, Richard C. Gozon, Dawne S. Hickton, Richard C. Ill, William L. Mansfield, Adam J. Palmer, and Joseph M. Silvestri as directors for a term ending at the Company’s next annual meeting of stockholders and until their successors are duly elected and qualified, each nominee for director received the number of votes set forth opposite his name.

	Number of Votes
Candidate	FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
Paul Bourgon	41,101,497	250,801	16,548	4,950,301
Daniel J. Crowley	41,118,560	234,425	15,861	4,950,301
John G. Drosdick	41,096,466	256,642	15,738	4,950,301
Ralph E. Eberhart	40,314,200	1,038,013	16,633	4,950,301
Richard C. Gozon	40,589,475	762,722	16,649	4,950,301
Dawne S. Hickton	41,120,224	237,781	10,841	4,950,301
Richard C. Ill	41,021,941	331,349	15,556	4,950,301
William L. Mansfield	40,972,422	378,368	18,056	4,950,301
Adam J. Palmer	39,450,187	1,900,601	18,058	4,950,301
Joseph M. Silvestri	40,776,988	572,977	18,881	4,950,301
On the approval, by advisory vote, of executive compensation for fiscal 2016:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
40,557,820	600,893	210,133	4,950,301

On the ratification of the selection of Ernst & Young LLP as the independent registered public accounting firm of the Company for the fiscal year ending March 31, 2017:

FOR	AGAINST	ABSTAIN
45,846,039	458,157	14,951

On the basis of the above votes: (i) Paul Bourgon, Daniel J. Crowley, John J. Drosdick, Ralph E. Eberhart, Richard C. Gozon, Dawne S. Hickton, Richard C. Ill, William L. Mansfield, Adam J. Palmer, and Joseph M. Silvestri were each duly elected as directors for a term ending at the Company’s next annual meeting of stockholders and until their successors are duly elected and qualified; (ii) the compensation for fiscal 2016 paid to the Company’s named executive officers was approved on an advisory basis; and (iii) the proposal to ratify the selection of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending March 31, 2017 was adopted.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:	July 26, 2016	TRIUMPH GROUP, INC.

		By:	/s/ John B. Wright, II
John B. Wright, II
Senior Vice President, General Counsel and Secretary